EXHIBIT NO. 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Asia Atlantic Resources (the "Company") on Form 10-K for the year ended April 31, 2013 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"), I, J. Francisco Terreforte, Chief Executive Officer and Chief Financial  Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the  financial condition and results of operations of the Company.

Date: July 19, 2013	By:	/s/ J. Francisco Terreforte
J. Francisco Terreforte
Chief Executive Officer and
Chief Financial Officer